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                                  EXHIBIT 10.1
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                    WAIVER AND AMENDMENT TO CREDIT AGREEMENT
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         This WAIVER AND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of May 18, 2006, between ENVIRONMENTAL TECTONICS CORPORATION (the "Borrower") and PNC BANK, NATIONAL ASSOCIATION (the "Bank").

                                   BACKGROUND
                                   ----------

         A. The Bank and the Borrower are parties to a Credit Agreement dated as of February 18, 2003 (as heretofore amended or modified, the "Credit Agreement"), pursuant to which the Bank has agreed to issue Letters of Credit on behalf of the Borrower.

         B. The Borrower has requested that the Bank waive compliance with certain requirements of the Credit Agreement and amend the Credit Agreement to extend the Revolving Credit Termination Date and the Bank has agreed to do so on and subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the legality and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                                    AGREEMENT
                                    ---------

         1. Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

         2. Waiver. The Borrower has not delivered the Financial Projections for the 2007 Fiscal Year within the time period required by Section 5.2(g) of the Credit Agreement. At the Borrower's request, the Bank hereby waives the failure to provide such Financial Projections within the required time period provided that the Borrower shall deliver to the Bank such Financial Projections no later than June 30, 2006. Failure to deliver such Financial Projections by June 30, 2006 shall constitute an Event of Default. The foregoing waiver shall not be deemed to operate as or obligate the Bank to grant any future waiver of the provisions of Section 5.2(g) for any other failure to comply with said Section 5.2(g) or of any other term, Condition of Default or Event of Default under the Credit Agreement.

         3. Amendment to Credit Agreement. The Credit Agreement is hereby amended as follows:

                  (a) The definition of "Revolving Credit Termination Date" is hereby amended and restated to read in full as follows:
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                  ""Revolving Credit Termination Date": the earlier of (a) June
                  30, 2006 or such later date to which the Borrower and the Bank have agreed in writing and (b) the date the Revolving Credit Commitment is terminated as provided herein."

         4. Amendments to Loan Documents. All references to the Credit Agreement in any of the Loan Documents shall be deemed to refer to the Credit Agreement as amended by this Amendment.

         5. Ratification; Acknowledgment. Except as the provisions thereof have been expressly amended by this Amendment, the Credit Agreement and the other Loan Documents shall continue to be, and shall remain, unaltered and in full force and effect in accordance with their terms. The Borrower hereby affirms all the provisions of the Loan Documents, as amended or modified by this Amendment.

         6. Representations and Warranties.

                  (a) The Borrower hereby certifies that (i) the representations and warranties of the Borrower in the Credit Agreement are true and correct in all material respects as of the date hereof, as if made on the date hereof and
(ii) no Event of Default and no event which could become an Event of Default with the passage of time or the giving of notice, or both, under the Credit Agreement or the other Loan Documents exists on the date hereof.

                  (b) The Borrower represents that it has all the requisite power and authority to enter into and to perform its obligations under this Amendment, and that the execution, delivery and performance of this Amendment have been duly authorized by all requisite action and will not violate or constitute a default under any provision of any applicable law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect or of the Articles of Incorporation or by-laws of the Borrower, or of any indenture, note, loan or credit agreement, license or any other agreement, lease or instrument to which the Borrower is a party or by which the Borrower or any of its properties are bound.

                  (c) The Borrower represents that its obligation to repay the Loans, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Loans.

                  (d) The Borrower represents that there have been no changes to the Articles of Incorporation, by-laws or other organizational documents of the Borrower since the most recent date true and correct copies thereof were delivered to the Bank.

         7. Conditions Precedent. The effectiveness of this Amendment is subject to the fulfillment, to the satisfaction of the Bank and its counsel, of the following conditions precedent:

                  (a) The Borrower shall have delivered to the Bank the following, all of which shall be in form and substance satisfactory to the Bank and shall be duly completed and executed:


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                           (i) This Amendment, executed by the Borrower;

                           (ii) Such additional documents, certificates and
                  information as the Bank may require pursuant to the terms hereof or otherwise reasonably request.

                  (b) After giving effect to the amendments contained herein, the representations and warranties set forth in the Credit Agreement shall be true and correct on and as of the date hereof.

                  (c) After giving effect to the amendments contained herein, no Event of Default hereunder, and no event which, with the passage of time or the giving of notice, or both, would become such an Event of Default shall have occurred and be continuing as of the date hereof.

         8. No Waiver. Except as expressly provided herein, this Amendment does not and shall not be deemed to constitute a waiver by the Bank of any Event of Default, or of any event which with the passage of time or the giving of notice or both would constitute an Event of Default, nor does it obligate the Bank to agree to any further modifications to the Credit Agreement or any other Loan Document or constitute a waiver of any of the Bank's other rights or remedies.

         9. Release and Indemnity. Recognizing and in consideration of the Bank's agreement to the amendments set forth herein, the Borrower hereby waives and releases the Bank and its officers, attorneys, agents, and employees from any liability, suit, damage, claim, loss or expense of any kind or nature whatsoever and howsoever arising the Borrower ever had or now has against any of them arising out of or relating to the Bank's acts or omissions with respect to this Amendment, the Credit Agreement, the other Loan Documents or any other matters described or referred to herein or therein. The Borrower further hereby agrees to indemnify and hold the Bank and its officers, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including counsel fees) suffered by or rendered against the Bank on account of anything arising out of this Amendment, the Credit Agreement, the other Loan Documents or any other document delivered pursuant thereto up to and including the date hereof; provided that, the Borrower shall not shall have any obligation hereunder to the Bank with respect to indemnified liabilities arising from the gross negligence or willful misconduct of the Bank.

         10. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         11. Miscellaneous.

                  (a) Expenses. The Borrower agrees to pay all of the Bank's out-of-pocket fees and expenses incurred in connection the preparation, negotiation and execution of this Amendment and the other documents executed in connection.



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                  (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

                  (c) Successor and Assigns. The terms and provisions of this Amendment shall be binding upon and shall inure to the benefit of the Borrower and the Bank and their respective successors and assigns.

                  (d) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument.

                  (e) Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

                  (f) Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.



                                            ENVIRONMENTAL TECTONICS CORPORATION

                                            By: /s/ Duane D. Deaner
                                            Name: Duane D. Deaner
                                            Title: Chief Financial Officer


                                            PNC BANK, NATIONAL ASSOCIATION

                                            By: /s/ Jeffrey M. Prickitt
                                            Name: Jeffrey M. Prickitt
                                            Title: Assistant Vice-President


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                          ACKNOWLEDGMENT AND AGREEMENT


         The undersigned acknowledges the provisions of the foregoing Waiver and Amendment to Credit Agreement (the "Amendment") between Environmental Tectonics Corporation and PNC Bank, National Association (the "Lender") and confirms and agrees that his obligations under that certain Limited Guaranty Agreement dated as of August 24, 2004, in favor of the Lender shall be unimpaired by the Amendment and are hereby ratified and confirmed in all respects after giving effect to the Amendment.





                                           By:/s/ H.F. Lenfest


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